[LOGO OF ALLIANCE CAPITAL]

ACM Government
Securities Fund

Semi-Annual Report
June 30, 2000


                                                      [LOGO OF ALLIANCE CAPITAL]

                          Investment Products Offered
                          ---------------------------
                           . Are Not FDIC Insured
                           . May Lose Value
                           . Are Not Bank Guaranteed
                          ---------------------------

LETTER TO SHAREHOLDERS
August 18, 2000

Dear Shareholder:
This report provides you with the investment strategy, performance and outlook of ACM Government Securities Fund (the "Fund") for the semi-annual reporting period ended June 30, 2000.

Investment Objectives and Policies
This closed-end Fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obli-gations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Performance
The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2000. For comparison, we have included the perfor-mance for the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index.

During the six-month period ended June 30, 2000, the Fund outperformed its benchmark as a result of the Fund's emerging market debt allocation. Addition-ally, the Fund's Treasury duration structure and Treasury security selection enhanced performance.

Investment Strategy
Over the past six-month period ended June 30, 2000, we maintained a longer in-terest rate duration than the market, generally employing U.S. Treasury hold-ings with maturities of 10 years or more.

INVESTMENT RESULTS*
Periods Ended June 30, 2000

                                                               Total Returns
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
ACM Government Securities Fund                               10.30%      12.62%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                          3.99%       4.56%
--------------------------------------------------------------------------------
* The Fund's investment results are total returns for the periods shown and are based on the net asset value of the Fund as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed and Asset-Backed Securities Indices and the Lehman Brothers Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Government Securities Fund.


--------------------------------------------------------------------------------
                                                ACM GOVERNMENT SECURITIES FUND.1

        LETTER TO
     SHAREHOLDERS

We opportunistically employed securities issued in foreign countries to en-hance portfolio yield. In the emerging market sector, we increased our Mexico and Russia positions, anticipating relative outperformance based on their im-proving credit profile. We also invested in more developed countries such as the United Kingdom and Canada.

Mortgage securities benefited from a strong underlying housing sector, howev-er, relative performance was dampened by the Treasury buy-back program, which affected all non-Treasury sectors negatively.

Market Review
The global economy continued to improve during the first six months of 2000. In the U.S., the economy remained strong, growing 4.8% in the first quarter and 5.2% during the second quarter. Inflation and unemployment remained low. However, the rise in commodity prices--led by oil--along with low unemploy-ment, has put upward pressure on U.S. inflation. Strong U.S. economic activity prompted the Federal Reserve to increase short-term interest rates from 5.50% to 6.50% during the period.

In the aggregate bond sector, the U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 3.99% during the six-month period. Among the traditional sectors of the U.S. bond market, the U.S. government sector recorded the strongest performance, at 5.0%, as a result of the Treasury buy-back program. Faced with a growing budget surplus, the Trea-sury began a long-term project to reduce the supply of outstanding government debt. The yield curve inverted during the period as investors focused on tighter monetary policy as well as the Treasury buy-back program. Two-year Treasury yields rose from 6.24% to 6.36%, while 30-year Treasury yields fell from 6.48% to 5.90%.

The emerging market debt sector returned 8.10% during the period. Most of the strong performance occurred in the first quarter when emerging market debt re-acted positively to improving global economic fundamentals.

Economic Outlook
Our near-term outlook for financial markets assumes that U.S. growth will mod-erate. Elsewhere, global growth appears to be on solid footing. Although there remains a risk of additional monetary tightening in the U.S., the Federal Re-serve interest rate hikes in 1999 and the first half of 2000 already seem to be taking effect.

The U.S. government budget surplus and the related Treasury buy-back program has improved the environment for U.S. government bonds. We expect technical supply considerations to play an increasing role in shaping the U.S. Treasury yield curve. In the period immediately ahead, we expect the curve to remain inverted, reflecting the likelihood of further tightening by the Federal Re-serve. In addition, the superior quality and liquidity features of the mort-gage-backed security market, coupled with low prepayment risk at current in-terest rate levels, continue to make this sector attractive. In the emerging markets, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. We believe this asset class will continue to produce attractive returns, albeit with considerable volatility, over the medium term.

-------------------------------------------------------------------------------
2.ACM GOVERNMENT SECURITIES FUND

     LETTER TO SHAREHOLDERS


Notice to Shareholders
On July 20, 2000, the Board of Directors of the Fund approved the acquisition by ACM Government Income Fund of the assets of ACM Government Securities Fund, ACM Government Spectrum Fund and ACM Government Opportunity Fund.

The proposed acquisitions, which are not contingent on each other, are subject to stockholder approval, and concurrent special stockholder meetings to con-sider the acquisitions have been scheduled for November 14, 2000. You should be receiving a proxy statement concerning the proposed acquisitions shortly. Those acquisitions that receive stockholder approval are expected to be com-pleted during the fourth quarter of this year. The Fund's Board of Directors believes that consolidation of these very similar funds is in the stockhold-ers' best interests. It is expected that, under current conditions, the acqui-sitions will be fully protective of ACM Government Income's earning power and distribution rate.

Under each proposed acquisition, stockholders of the Fund whose assets are ac-quired will receive shares of ACM Government Income equivalent in aggregate net asset value to the shares they hold immediately prior to the acquisition. Stockholders participating in a fund's dividend reinvestment plan will receive full and fractional ACM Government Income shares. Other stockholders will re-ceive cash in lieu of fractional shares.

Thank you for your interest and investment in ACM Government Securities Fund.

Sincerely,

/s/ John D. Carifa
John D. Carifa
Chairman

/s/ Wayne D. Lyski
Wayne D. Lyski
President


               John D.
               Carifa
[PHOTO]



               Wayne D.
               Lyski
[PHOTO]


 Portfolio Manager,
 Wayne D. Lyski, has
 over 26 years of in-
 vestment experience.

-------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.3

PERFORMANCE UPDATE


      PERFORMANCE
           UPDATE

ACM GOVERNMENT SECURITIES FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                                   [GRAPH]

       ACM Government Securities Fund (NAV) -- Yearly Periods Ended 6/30
-----------------------------------------------------------------------------------------
                            ACM Government                             Lehman Brothers
                         Securities Fund (NAV)                       Aggregate Bond Index
-----------------------------------------------------------------------------------------
     6/30/91                     11.47%                                     10.70%
     6/30/92                     16.55%                                     14.04%
     6/30/93                     21.37%                                     11.78%
     6/30/94                     -9.87%                                     -1.30%
     6/30/95                     12.40%                                     12.55%
     6/30/96                     14.27%                                      5.02%
     6/30/97                     22.66%                                      8.15%
     6/30/98                      8.74%                                     10.54%
     6/30/99                    -10.74%                                      3.15%
     6/30/00                     12.61%                                      4.56%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Securities Fund.

--------------------------------------------------------------------------------
4.ACM GOVERNMENT SECURITIES FUND

PERFORMANCE UPDATE


     PERFORMANCE UPDATE

ACM GOVERNMENT SECURITIES FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
6/30/90 TO 6/30/00


                                [GRAPH]

                    ACM Government         Lehman Brothers
                      Securities           Aggregate Bond
                      Fund (NAV)                Index

    6/30/90             10,000                  10,000
    6/30/91             11,147                  11,070
    6/30/92             12,992                  12,624
    6/30/93             15,768                  14,112
    6/30/94             14,212                  13,928
    6/30/95             15,973                  15,676
    6/30/96             18,253                  16,462
    6/30/97             22,389                  17,804
    6/30/98             24,346                  19,681
    6/30/99             21,732                  20,300
    6/30/00             24,472                  21,227



This chart illustrates the total value of an assumed $10,000 investment in ACM Government Securities Fund at net asset value (NAV) (from 6/30/90 to 6/30/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Corporate Bond Index.

When comparing ACM Government Securities Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including ACM Government Securities Fund.

--------------------------------------------------------------------------------
                                                ACM GOVERNMENT SECURITIES FUND.5

PORTFOLIO SUMMARY


        PORTFOLIO
          SUMMARY

INCEPTION DATE         PORTFOLIO STATISTICS
1/28/88                Net Assets ($ mil): $621.9

                                    [GRAPH]
                                 SECURITY TYPE
                         Treasury                64.2%
                         Soverign                21.4%
                         Corporate                6.0%
                         Preferred Stock          3.1%
                         Short-term               5.3%

                                    [GRAPH]
                               COUNTRY BREAKDOWN
                         United States           73.2%
                         Argentina                1.7%
                         Brazil                   3.8%
                         Mexico                   5.6%
                         Phillipines              1.2%
                         Russia                   7.1%
                         South Africa             0.4%
                         Canada                   0.4%
                         India                    1.7%
                         United Kingdom           3.3%
                         Qatar                    0.2%
                         Peru                     0.2%
                         Venezuela                0.2%
                         Colombia                 0.3%
                         Turkey                   0.4%
                         Panama                   0.3%


All data as of June 30, 2000. The Fund's security type and country breakdown may vary over time. These breakdowns are expressed as a percentage of total in-vestments.

--------------------------------------------------------------------------------
6.ACM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS
June 30, 2000 (unaudited)


     PORTFOLIO OF INVESTMENTS

                                                       Principal
                                                          Amount
                                                           (000)  U.S. $ Value

------------------------------------------------------------------------------
U.S. Government Obligations - 92.5%
U.S. Treasury Bonds - 51.3%
 8.125%, 8/15/19(a)................................... $ 83,750  $ 101,246,213
 8.75%, 8/15/20(a)....................................      300        385,686
 12.00%, 8/15/13(a)...................................   21,000     28,350,000
 13.25%, 5/15/14(a)...................................   50,075     73,054,918
 14.00%, 11/15/11(a)..................................   83,500    115,960,625
                                                                 -------------
                                                                   318,997,442
                                                                 -------------
U.S. Treasury Strips - 41.2%
 Zero coupon, 5/15/10(a)..............................  203,260    111,012,482
 Zero coupon, 5/15/12(a)..............................  231,250    111,085,562
 Zero coupon, 8/15/12.................................   43,000     20,349,750
 Zero coupon, 11/15/21(a).............................   50,000     13,549,500
                                                                 -------------
                                                                   255,997,294
                                                                 -------------
Total U.S. Government Obligations
 (cost $599,482,584)..................................             574,994,736
                                                                 -------------
Sovereign Debt Obligations - 30.8%
Argentina - 2.5%
Republic of Argentina
 7.875%, 3/31/23 FRN(b)...............................    4,050      3,255,390
 11.75%, 6/15/15(b)...................................   11,494     10,430,805
 12.000%, 2/01/20(b)..................................    2,000      1,862,600
                                                                 -------------
                                                                    15,548,795
                                                                 -------------
Brazil - 5.5%
Republic of Brazil
 Global Bonds
 12.25%, 3/06/30(b)...................................    8,500      7,777,500
 12.75%, 1/15/20(b)...................................   27,500     26,193,750
                                                                 -------------
                                                                    33,971,250
                                                                 -------------
Colombia - 0.4%
Republic of Colombia
 8.70%, 2/15/16(b)....................................    2,500      1,618,750
 9.75%, 4/23/09(b)....................................      800        630,000
                                                                 -------------
                                                                     2,248,750
                                                                 -------------
Mexico - 8.1%
United Mexican States
 9.875%, 2/01/10(b)...................................    4,125      4,269,375
 11.375%, 9/15/16(b)..................................   40,250     45,937,325
                                                                 -------------
                                                                    50,206,700
                                                                 -------------
Panama - 0.4%
Republic of Panama
 8.875%, 9/30/27(b)...................................    3,000      2,538,750
                                                                 -------------

--------------------------------------------------------------------------------
                                                ACM GOVERNMENT SECURITIES FUND.7

     PORTFOLIO OF
      INVESTMENTS

                                                        Principal
                                                           Amount
                                                            (000)  U.S. $ Value

-------------------------------------------------------------------------------
Peru - 0.3%
Republic of Peru
 FLIRB
 3.75%, 3/07/17(c)(d)................................. $    3,000 $   1,811,400
                                                                  -------------
Philippines - 1.8%
Republic of Philippines
 10.625%, 3/16/25(b)..................................     13,000    11,147,500
                                                                  -------------
Qatar - 0.3%
State of Qatar
 9.75%, 6/15/30(d)....................................      2,000     1,967,400
                                                                  -------------
Russia - 10.2%
City of St. Petersburgh
 9.50%, 6/18/02(d)....................................     14,300    12,069,200
Ministry of Finance
 3.00%, 5/14/03(b)....................................     16,500     7,177,500
 12.75%, 6/24/28(d)...................................        750       642,225
Russian Federation WI
 2.25%, 3/31/30(d)....................................    116,525    43,842,531
                                                                  -------------
                                                                     63,731,456
                                                                  -------------
South Africa - 0.6%
Republic of South Africa
 9.125%, 5/19/09(b)...................................      4,125     4,032,187
                                                                  -------------
Turkey - 0.5%
Republic of Turkey
 11.75%, 6/15/10(b)...................................      3,000     3,075,000
                                                                  -------------
Venezuela - 0.2%
Republic of Venezuela
 9.25%, 9/15/27(b)....................................      2,000     1,315,000
                                                                  -------------
Total Sovereign Debt Obligations
 (cost $189,930,734)..................................              191,594,188
                                                                  -------------
Corporate Debt Obligations - 8.6%
Canada - 0.6%
Clearnet Communications Inc.
 10.40%, 5/15/08(b)(e)................................ CAD  6,050     2,473,142
 11.75%, 8/13/07(b)...................................      2,750     1,286,740
                                                                  -------------
                                                                      3,759,882
                                                                  -------------
India - 2.5%
Reliance Industries Ltd.
 10.50%, 8/06/46(d)................................... $   16,985    15,366,550
                                                                  -------------
United Kingdom - 1.5%
NTL Communications Corp.
 9.75%, 4/15/09(d).................................... GBP 12,250     9,638,445
                                                                  -------------

--------------------------------------------------------------------------------
8.ACM GOVERMENT SECURITIES FUND

     PORTFOLIO OF INVESTMENTS

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)  U.S. $ Value

-------------------------------------------------------------------------------
United States - 4.0%
Dresdner Funding Trust
 8.151%, 6/30/31(d)..................................   $28,750  $  25,109,934
                                                                 -------------
Total Corporate Debt Obligations (cost $57,734,741)..               53,874,811
                                                                 -------------
Preferred Stock - 4.5%
 Abbey National PLC(b)(f)............................     6,000     10,848,925
 Bank of Scotland(b)(f)..............................     4,950      9,118,884
 Centaur Funding Corp., Series B(d)..................     8,250      8,131,744
                                                                 -------------
Total Preferred Stock
 (cost $35,779,413)..................................               28,099,553
                                                                 -------------
Repurchase Agreement - 7.7%
Merrill Lynch, Inc. 6.50%, dated 6/30/00, due 7/03/00
 in the amount of $47,825,892 (cost $47,800,000;
 collateralized by $48,515,000 FNMA 6.50%, 8/15/04,
 value $48,757,575)..................................   $47,800     47,800,000
                                                                 -------------
Total Investments - 144.1%
 (cost $930,727,472).................................              896,363,288
Other assets less liabilities - (44.1%)..............             (274,472,923)
                                                                 -------------
Net Assets - 100.0%..................................            $ 621,890,365
                                                                 -------------

(a) Securities, or portion thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $442,455,092 at June 30, 2000.
(b) Securities, or portion thereof, have been segregated to collateralize forward exchange currency contracts. Total value of segregated securities amounted to $154,989,123 at June 30, 2000.
(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2000.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $118,579,429 or 19.1% of net assets.
(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f) Denominated in British Pounds.
    Glossary of Terms:
    FLIRB - Front Loaded Interest Reduction.
    FNMA - Federal National Mortgage Association.
    FRN - Floating Rate Note.
    WI - When Issued.

See notes to financial statements.

--------------------------------------------------------------------------------
                                                ACM GOVERNMENT SECURITIES FUND.9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)


     STATEMENT OF
       ASSETS AND
      LIABILITIES

Assets
Investments in securities, at value (cost $930,727,472)........  $ 896,363,288
Interest receivable............................................     12,678,285
Prepaid expenses...............................................        137,897
                                                                 -------------
Total assets...................................................    909,179,470
                                                                 -------------
Liabilities
Loan payable...................................................    110,000,000
Payable for investment securities purchased....................    172,988,351
Loan interest payable..........................................      2,254,947
Payable to custodian...........................................      1,117,535
Advisory fee payable...........................................        494,763
Unrealized depreciation on forward exchange currency
 contracts.....................................................        137,878
Administrative fee payable.....................................        100,685
Accrued expenses...............................................        194,946
                                                                 -------------
Total liabilities..............................................    287,289,105
                                                                 -------------
Net Assets.....................................................  $ 621,890,365
                                                                 -------------
Composition of Net Assets
Capital stock, at par..........................................  $     782,263
Additional paid-in capital.....................................    833,552,893
Distributions in excess of net investment income...............     (3,328,975)
Accumulated net realized loss on investments, swap contracts
 and foreign currency transactions.............................   (174,613,754)
Net unrealized depreciation of investments and foreign currency
 transactions..................................................    (34,502,062)
                                                                 -------------
                                                                 $ 621,890,365
                                                                 -------------
Net Asset Value Per Share
 (based on 78,226,348 shares outstanding)......................          $7.95

                                                                        ------

See notes to financial statements.

--------------------------------------------------------------------------------
10.ACM GOVERMENT SECURITIES FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (unaudited)


     STATEMENT OF OPERATIONS

Investment Income
Interest............................................... $37,244,552
Dividends (net of foreign taxes withheld of $79,655)...     716,897 $37,961,449
                                                        -----------
Expenses
Advisory fee...........................................   2,625,825
Administrative fee.....................................     523,847
Custodian..............................................     123,460
Transfer agency........................................     122,160
Reports and notices to shareholders....................      91,745
Audit and legal........................................      46,945
Registration fee.......................................      33,756
Directors' fees........................................      21,766
Miscellaneous..........................................      74,950
                                                        -----------
Total expenses before interest.........................   3,664,454
Interest expense.......................................   3,702,915
                                                        -----------
Total expenses.........................................               7,367,369
                                                                    -----------
Net investment income..................................              30,594,080
                                                                    -----------
Realized and Unrealized Gain on Investments, Swap
Contracts and Foreign Currency Transactions
Net realized gain on investment transactions...........                 872,718
Net realized gain on swap contracts....................               6,711,199
Net realized gain on foreign currency transactions.....               2,462,017
Net change in unrealized appreciation/depreciation of:
 Investments and swap contracts........................              14,881,102
 Foreign currency transactions.........................                 131,382
                                                                    -----------
Net gain on investments, swap contracts and foreign
 currency transactions.................................              25,058,418
                                                                    -----------
Net Increase In Net Assets from Operations.............             $55,652,498
                                                                    -----------



See notes to financial statements.

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.11

STATEMENT OF CHANGES IN NET ASSETS


     STATEMENT OF
          CHANGES
    IN NET ASSETS

                                                 Six Months Ended  Year Ended
                                                  June 30, 2000   December 31,
                                                   (unaudited)        1999
                                                 ---------------- -------------
Increase (Decrease) in Net Assets from
Operations
Net investment income..........................    $ 30,594,080   $  61,439,977
Net realized gain (loss) on investments, swap
 contracts and foreign currency transactions...      10,045,934    (103,580,145)
Net change in unrealized
 appreciation/depreciation of investments, swap
 contracts and foreign currency transactions...      15,012,484      21,136,496
                                                   ------------   -------------
Net increase (decrease) in net assets from
 operations....................................      55,652,498     (21,003,672)
Dividends and Distributions to Shareholders
Dividends from net investment income...........     (30,594,080)    (61,439,977)
Distributions in excess of net investment
 income........................................      (1,479,011)     (5,362,693)
Tax return of capital..........................           - 0 -      (3,467,213)
Common Stock Transactions
Reinvestment of dividends resulting in issuance
 of Common Stock...............................           - 0 -       2,418,593
                                                   ------------   -------------
Total increase (decrease)......................      23,579,407     (88,854,962)
Net Assets
Beginning of period............................     598,310,958     687,165,920
                                                   ------------   -------------
End of period..................................    $621,890,365   $ 598,310,958
                                                   ------------   -------------



See notes to financial statements.

--------------------------------------------------------------------------------
12.ACM GOVERMENT SECURITIES FUND

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2000 (unaudited)


     STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash from Operating
Activities:
Interest and dividends received................ $    26,238,169
Interest expense paid..........................      (3,475,378)
Operating expenses paid........................      (2,564,880)
                                                ---------------
Net increase in cash from operating
 activities....................................                  $ 20,197,911
Investing Activities:
Purchases of long-term investments.............  (2,457,759,070)
Proceeds from disposition of long-term
 investments...................................   2,506,828,790
Proceeds from disposition of short-term
 investments--net..............................     (38,626,784)
                                                ---------------
Net increase in cash from investing
 activities....................................                    10,442,936
Financing Activities:
Cash dividends paid............................                   (32,073,091)
                                                                 ------------
Net decrease in cash...........................                    (1,432,244)
Cash at beginning of period....................                     1,432,244
                                                                 ------------
Cash at end of period..........................                  $          0
                                                                 ------------
------------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets
from Operations to Net Increase in Cash from
Operating Activities:
Net increase in net assets from operations.....                  $ 55,652,498
Adjustments:
Increase in interest receivable................ $      (362,609)
Accretion of bond discount.....................     (11,360,671)
Increase in accrued expenses...................       1,327,111
Net gain on investments........................     (25,058,418)
                                                ---------------
Total adjustments..............................                   (35,454,587)
                                                                 ------------
Net Increase in Cash from Operating
Activities.....................................                  $ 20,197,911
                                                                 ------------


See notes to financial statements.

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.13

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (unaudited)


         NOTES TO
        FINANCIAL
       STATEMENTS

NOTE A
Significant Accounting Policies
ACM Government Securities Fund, Inc. (the "Fund") is registered under the In-vestment Company Act of 1940 as a non-diversified, closed-end management in-vestment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which re-quire management to make certain estimates and assumptions that affect the re-ported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are gener-ally valued at the last reported sale price or, if there is no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a for-eign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities ex-change whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as deter-mined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options pur-chased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its in-vestment company taxable income and net realized gains, if any, to sharehold-ers. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-divi-dend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the iden-tified cost basis. The Fund accretes discounts as adjustments to interest in-come.

-------------------------------------------------------------------------------
14.ACM GOVERMENT SECURITIES FUND

     NOTES TO FINANCIAL STATEMENTS

4. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign cur-rency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at pe-riod end exchange rates are reflected as a component of net unrealized depre-ciation of investments and foreign currency transactions.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.To the ex-tent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differ-ences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P., (the "Adviser"), a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in ex-cess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money bor-rowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's av-erage weekly net assets during the month (approximately 1% on an annual ba-sis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2000, the Fund reimbursed AFS $5,435.

Under the terms of an Administrative Agreement, the Fund pays its Adminis-

-------------------------------------------------------------------------------
                                              ACM GOVERNMENT SECURITIES FUND.15

NOTES TO FINANCIAL STATEMENTS


trator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million, .18 of 1% of the Fund's next $200 million of average weekly net as-sets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $517,261,938 and $481,783,581, re-spectively, for the six months ended June 30, 2000. There were purchases of $1,963,289,396 and sales of $2,025,349,809 of U.S. government and government agency obligations for the six months ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. According-ly, gross unrealized appreciation of investments was $10,672,695, and gross unrealized depreciation was $45,036,879, resulting in net unrealized deprecia-tion of $34,364,184 (excluding foreign currency transactions).

At December 31, 1999, the Fund had a capital loss carryforward of $128,615,587 of which $8,356,705 expires in the year 2003, $34,157,206 which expires in the year 2006 and $86,101,676 which expires in the year 2007.
1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio hold-ings, to hedge certain firm purchase and sale commitments denominated in for-eign currencies and for investment purposes. A forward exchange currency con-tract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference be-tween the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are re-flected for financial reporting purposes as a component of net unrealized appreciation/depreciation of investments and foreign currency transactions.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2000, the Fund had outstanding forward exchange currency contracts as follows:

--------------------------------------------------------------------------------
16.ACM GOVERNMENT SECURITIES FUND

     NOTES TO FINANCIAL STATEMENTS


                                          U.S. $
       Forward Exchange        Contract  Value on     U.S. $      Unrealized
        Currency Sale           Amount  Origination   Current    Appreciation
          Contracts             (000)      Date        Value    (Depreciation)
------------------------------------------------------------------------------
British Pounds,
 settling 8/08/00.............  24,172  $36,450,710 $36,601,261   $(150,551)
Canadian Dollars,
 settling 7/07/00.............   5,845    3,962,627   3,949,954      12,673
                                                                  ---------
                                                                  $(137,878)
                                                                  ---------

2. Option Transactions
For hedging purposes, the Fund purchases and writes (sells) put and call op-tions on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter mar-kets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not per-form under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are de-creased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexer-cised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-sions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an op-tion written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2000, the Fund did not have any written op-tion transactions.

3. Swap Agreements
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to ex-change a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

-------------------------------------------------------------------------------
                                              ACM GOVERNMENT SECURITIES FUND.17

NOTES TO FINANCIAL STATEMENTS


Risks may arise as a result of the failure of the counterparty to the swap con-tract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the con-tract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net in-terest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as inter-est income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swaps.

At June 30, 2000, the Fund had no swap agreements outstanding.

NOTE D
Capital Stock
There are 300,000,000 shares of $0.01 par value common stock authorized, of which 78,226,348 shares were outstanding at June 30, 2000. During the six months ended June 30, 2000, the Fund did not issue any shares in connection with the dividend reinvestment plan. During the year ended December 31, 1999, the Fund issued 302,969 shares in connection with the Fund's dividend reinvest-ment plan.

NOTE E
Concentration of Risk
Investing in securities of foreign governments involves special risks which in-clude changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

NOTE F
Bank Borrowing
On September 10, 1999, the Fund entered into a 364-day renewable credit facil-ity for a commercial paper asset securitization program with Societe Generale ("SG"), as Administrative Agent, and Barton Capital Corporation, as lender. The SG program provides the Fund with $110,000,000 in available financing. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average interest rate for the six months ended June 30, 2000 was 6.60% and the average borrowing was $110,000,000. At June 30, 2000, the interest rate in effect was 6.14% and the amount of borrowings outstanding was $110,000,000.

--------------------------------------------------------------------------------
18.ACM GOVERNMENT SECURITIES FUND

     NOTES TO FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS

NOTE G
Subsequent Event
On July 20, 2000, the Fund's Directors approved the acquisition of the Fund's assets by the ACM Government Income Fund. The proposed transfer is subject to stockholder approval at a special stockholder meeting scheduled for November 9, 2000. A proxy statement relating to this meeting will be mailed to all stock-holders of record in the upcoming weeks. If the acquisition receives stock-holder approval, the acquisition is expected to be completed during the fourth quarter of this year.

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.19

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period



                                  Six
                               Months
                                Ended              Year Ended December 31,
                             June 30,
                                 2000    ----------------------------------------------------
                          (unaudited)      1999        1998        1997      1996      1995
                          -------------------------------------------------------------------
Net asset value,
 beginning of period....      $7.65         $8.82      $10.46       $9.90     $9.37     $8.13
                          -------------------------------------------------------------------
Income From Investment
 Operations
Net investment income...        .39           .79(a)      .86(a)      .89       .92       .98(a)
Net realized and
 unrealized gain (loss)
 on investments, options
 written, swap contracts
 and foreign currency
 transactions...........        .32         (1.06)      (1.63)        .54       .55      1.21
                          -------------------------------------------------------------------
Net increase (decrease)
 in net asset value from
 operations.............        .71          (.27)       (.77)       1.43      1.47      2.19
                          -------------------------------------------------------------------
Less: Dividends and
 Distributions
Dividends from net
 investment income......       (.39)         (.79)       (.87)       (.87)     (.92)     (.95)
Distributions in excess
 of net investment
 income.................       (.02)         (.07)         -0-         -0-     (.02)       -0-
Tax return of capital...         -0-         (.04)         -0-         -0-       -0-       -0-
                          -------------------------------------------------------------------
Total dividends and
 distributions..........       (.41)         (.90)       (.87)       (.87)     (.94)     (.95)
                          -------------------------------------------------------------------
Net asset value, end of
 period.................      $7.95         $7.65       $8.82      $10.46     $9.90     $9.37
                          -------------------------------------------------------------------
Market value, end of
 period.................     $7.000        $3.125      $8.375     $10.063    $8.875    $8.250
                          -------------------------------------------------------------------
Total Investment Return
Total investment return
 based on:(b)
Market value............      17.75%       (15.30)%     (8.74)%     23.93%    19.50%    13.93%
Net asset value.........      10.30%        (2.50)%     (7.54)%     15.48%    17.29%    29.28%
Ratios/Supplemental Data
Net assets, end of
 period (000's
 omitted)...............   $621,890      $598,311    $687,166    $814,624  $771,044  $729,368
Ratio of expenses to
 average net assets.....       2.43%(c)      2.16%       1.96%       1.95%     2.10%     2.03%
Ratio of expenses to
 average net assets
 excluding interest
 expense(d).............       1.21%(c)      1.15%       1.08%       1.08%     1.16%     1.29%
Ratio of net investment
 income to average net
 assets.................      10.11%(c)      9.85%       8.76%       8.89%     9.96%    11.55%
Portfolio turnover
 rate...................        289%          371%        389%        308%      364%      393%

See footnote summary on page 21

--------------------------------------------------------------------------------
20.ACM GOVERNMENT SECURITIES FUND

     FINANCIAL HIGHLIGHTS

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c) Annualized.
(d) Net of interest expense of 1.22%, 1.01%, .88%, .87%, .94% and .74%, respectively, on borrowings (see Note F).

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.21

ADDITIONAL INFORMATION


ADDITIONAL INFORMATION

Supplemental Proxy Information
The Annual Meeting of Shareholders of the ACM Government Securities Fund was held on Tuesday, March 28, 2000. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                          Voted
                                                                        Abstain/
                                                                       Authority
                                                             Voted For  Withheld
--------------------------------------------------------------------------------
 1. To elect directors: Class Three Directors
                        (terms expire in 2003)
                        Ruth Block                          70,876,480 1,221,708
                        John D. Carifa                      70,908,832 1,189,356
                        Robert C. White                     70,851,578 1,246,610
                                                                           Voted
                                                                        Abstain/
                                                                 Voted Authority
                                                  Voted For    Against  Withheld
--------------------------------------------------------------------------------
 2. To ratify the selection of Ernst & Young
    LLP as the Fund's independent auditors for
    the fiscal year ending December 31, 2000:    71,051,405    363,909   682,874

--------------------------------------------------------------------------------
22.ACM GOVERNMENT SECURITIES FUND

GLOSSARY OF INVESTMENT TERMS


     GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)
Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)
One basis point equals 0.01%.

benchmark
A standard by which a fund's performance can be measured. A benchmark is usu-ally an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)
Similar to mortgage-backed securities in that they are securities or certifi-cates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residen-tial real estate.

Consumer Price Index (CPI)
An index that measures the cost of living. The CPI is published by the U.S. Bu-reau of Labor Statistics.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes mone-tary policy and monitors the country's economic state.

government bond
A bond that is issued by the U.S. government or its agencies.

index
A compilation of securities of similar types of companies that is used to meas-ure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond
A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)
Securities or certificates backed by mortgages. Typically issued by institu-tions such as the Federal National Mortgage Association (FNMA), Government Na-tional Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corpora-tion (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

price-to-earnings (P/E) ratio
What an investor pays for a security versus a company's earnings per share of outstanding stock.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.23

ALLIANCE CAPITAL

ALLIANCE CAPITAL
The Investment Professional's Choice



Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching invest-ment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 in-vestment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios man-aged by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.
All information on Alliance Capital is as of 6/30/00.

--------------------------------------------------------------------------------
24.ACM GOVERNMENT SECURITIES FUND

ALLIANCE CAPITAL

BOARD OF DIRECTORS

     BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(/1/)
David H. Dievler(/1/)
John H. Dobkin(/1/)
William H. Foulk, Jr.(/1/)
Dr. James M. Hester(/1/)
Clifford L. Michel(/1/)
Donald J. Robinson(/1/)
Robert C. White(/1/)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Michael Mon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator                 Independent Auditors
Mitchell Hutchins             Ernst & Young LLP
Asset Management Inc.         787 Seventh Avenue
51 West 52nd Street           New York, NY 10019
New York, NY 10019

Custodian, Dividend Paying    Legal Counsel
Agent, Transfer Agent and     Seward & Kissel LLP
Registrar                     One Battery Park Plaza
State Street Bank             New York, NY 10004
and Trust Company
225 Franklin Street
Boston, MA 02110

(1) Member of the Audit Committee.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

    This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Securities Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.25

BOARD OF DIRECTORS

ALLIANCE CAPITAL FAMILY OF FUNDS



Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privalization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II
Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at
(800) 227-4818.

--------------------------------------------------------------------------------
26.ACM GOVERNMENT SECURITIES FUND

SUMMARY OF GENERAL INFORMATION


     SUMMARY OF GENERAL INFORMATION

ACM Government Securities Fund

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Trans-action Section of newspapers under the designation "ACMSc". The Fund's NYSE trading symbol is "GSF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash invest-ments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the en-rollment form in the brochure. If your shares are held in the name of your bro-kerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.

--------------------------------------------------------------------------------
                                               ACM GOVERNMENT SECURITIES FUND.27

     PMT UPDATE

                         This page intentionally blank

--------------------------------------------------------------------------------
28. ACM GOVERNMENT SECURITIES FUND

ACM Government Securities Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE]

(R) These registered
service Marks used
under license from the
owner, Alliance Capital
Management L.P.

SECSR600